UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 20, 2014

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2014, the Compensation Committee (Committee) of the Board of Directors (Board) of FirstEnergy Corp. (FirstEnergy) approved revisions beginning in 2014 to the following programs and executive compensation plans for all participants, including, except as otherwise indicated, FirstEnergy’s Named Executive Officers (NEOs) as follows:

◦	Long-Term Incentive Program (LTIP) - The LTIP, pursuant to the FirstEnergy Corp. 2007 Incentive Plan, was revised to a completely at-risk design as follows:

•	Eliminated the 25 percent performance share payout for achieving an earnings per share (EPS) average result above the average EPS target over the three-year performance period;

•
Eliminated the 25 percent performance share payout for achieving total shareholder return in the 25th percentile of the companies in the Edison Electric Institute Index of Shareholder-Owned Electric Companies, increased the minimum performance required to the 40th percentile for threshold payout at 50 percent, and decreased the performance required from the 70th percentile to the 60th percentile for payout at 150 percent;

•
Eliminated the 50 percent minimum payout for performance-adjusted restricted stock units (RSUs), which would result in no payout if the minimum level of achievement is not met, and increased the maximum payout from 150 percent to 200 percent;

•
Replaced the performance measures EPS and the Operational Performance Index for RSUs with two financial measures, which will not be utilized in the 2014 Short-Term Incentive Program (STIP), to include: 1) a measure of how well the Company manages capital; and 2) a measure of the Company’s ability to reduce debt. The third performance measure, Safety, will continue to be utilized in the STIP and LTIP in 2014 based on FirstEnergy’s commitment to this critical performance measure; and

•
Revised the performance-adjusted RSU payout schedule to provide interim payout levels (the same as performance shares) in addition to previous levels of 50 percent, 100 percent and 150 percent. The revised schedule requires attainment at the 40th percentile of the performance measures to earn a 50 percent payout and provides a maximum payout of 200 percent upon achievement at the 90th percentile level. A failure to attain the minimum level of the 40th percentile of the performance measures will result in no RSUs being earned.

◦	Supplemental Executive Retirement Plan (SERP): The Committee approved that no new entrants will be designated to participate in the SERP.

◦	Executive Deferred Compensation Plan (EDCP): The EDCP was amended and restated as follows:

▪
Eliminated the inclusion of a participant’s STIP award as pensionable earnings with respect to any participant who was hired prior to January 1, 2005, and selected on or after January 1, 2014, to receive the nonqualified pension benefit provided in the EDCP;

▪
Clarified and modified certain notice provisions and revised to provide that dividend equivalent units accrued in the participants’ stock accounts and STIP payments deferred into participants’ stock accounts after January 21, 2014, will be paid in cash; and

▪	Incorporated prior standalone amendments.

◦
Cash-Balance Restoration Plan (Restoration Plan): The Restoration Plan was approved, which provides a nonqualified pension benefit for employees who are hired on or after January 1, 2014, and selected to participate in the Restoration Plan. None of the current NEOs participate in the Restoration Plan. The Restoration Plan uses the same pay credit schedule provided under the Company’s qualified Cash-Balance Pension Plan, which was approved by the Board for all employees in September 2013. The Restoration Plan provides a pension benefit that is similar to the benefit received by all employees, but includes compensation that exceeds Internal Revenue Code limits applied to qualified plans. The Restoration Plan is expected to be added as a plan covered under the FirstEnergy Corp. Executive Benefit Plans Security Trust Agreement, subject to approval of the trustee, State Street Bank and Trust Company.

Item 8.01 Other Events

In addition to the events described under Item 5.02 above, the following actions were taken:

◦
On January 21, 2014, the Board approved a compensation recoupment policy for executive officers (Section 16 officers) as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, including the NEOs, both active and retired, triggered by a financial statement restatement due to material noncompliance, regardless of misconduct. The policy provides for recoupment of incentive-based compensation, which would include payments earned under the STIP, performance-adjusted RSUs, performance shares, restricted stock and stock options granted on or after the effective date of January 1, 2014. The recoupment may be: 1) in whole if due to misconduct; or 2) if no misconduct occurred, the amount in excess of that which would have been paid under the restated financial statements during the three-year period preceding the filing of the restatement.

◦
On January 21, 2014, the Board approved an amendment to the Deferred Compensation Plan for Outside Directors to provide that dividend equivalent units accrued in the participants’ stock accounts after January 21, 2014, will be paid in cash.

◦
On January 20, 2014, the Committee approved amendments to the share ownership guidelines to provide that, in determining whether executives have met their ownership requirements, unvested performance-adjusted RSUs will not be counted. Executives who fall below the revised guidelines as a result of this modification will have until March 2017 to achieve compliance. The Committee also approved changes which limit the guidelines to apply to Section 16 officers. In addition, the Committee approved increases from 3x to 4x base salary for Charles E. Jones based on his title change to Executive Vice President and President, FirstEnergy Utilities, and for James F. Pearson based on his position as Senior Vice President and Chief Financial Officer of the Company.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "will," "intend," “believe,” “estimate” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially due to the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular; the impact of the regulatory process on the pending matters before the Federal Energy Regulatory Commission and in the various states in which we do business including, but not limited to, matters related to rates and pending rate cases; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM Interconnection LLC; economic or weather conditions affecting future sales and margins; regulatory outcomes associated with storm restoration, including but not limited to Hurricane Sandy, Hurricane Irene and the October snowstorm of 2011; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil, and availability and their impact on retail margins; the continued ability of our regulated utilities to recover their costs; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; other legislative and regulatory changes, and revised environmental requirements, including possible greenhouse gas emission, water discharge, water intake and coal combustion residual regulations, the potential impacts of Cross-State Air Pollution Rule, Clean Air Interstate Rule (CAIR), and/or any laws, rules or regulations that ultimately replace CAIR, and the effects of the United States Environmental Protection Agency's Mercury and Air Toxics Standards rules including our estimated costs of compliance; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation or potential regulatory initiatives or rulemakings (including that such expenditures could result in our decision to deactivate or idle certain generating units); the uncertainties associated with the deactivation of certain older regulated and competitive fossil units including the impact on vendor commitments, and the timing thereof as they relate to, among other things, Reliability Must-Run arrangements and the reliability of the transmission grid; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; the impact of future changes to the operational status or availability of our generating units; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments; replacement power costs being higher than anticipated or not fully hedged; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; changes in customers' demand for power, including but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; the ability to accomplish or realize anticipated benefits from strategic and financial goals including, but not limited to, the successful implementation of our transmission plan, the ability to reduce costs and to successfully complete our announced financial plans designed to improve our credit metrics and strengthen our balance sheet, including but not limited to, the benefits from our announced dividend reduction and our proposed capital raising and debt reduction initiatives, and the proposed sale of non-core hydro assets; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and to continue to successfully implement our direct retail sales strategy in the Competitive Energy Services segment; changing market conditions that could affect the measurement of liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to material accounting policies; the ability to access the public securities and other capital and credit markets in accordance with our announced financial plan, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; actions that may be taken by credit rating agencies that could negatively affect us and our subsidiaries' access to financing, increase the costs thereof, and increase requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees; changes in national and regional economic conditions affecting us, our subsidiaries and our major industrial and commercial customers, and other counterparties including fuel suppliers, with which we do business; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; the risks and other factors discussed from time to time in our United States Securities and Exchange Commission filings, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.'s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 24, 2014

FIRSTENERGY CORP.
Registrant

By:	/s/ K. Jon Taylor
K. Jon Taylor Vice President, Controller and Chief Accounting Officer